                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                               REPORT ON FORM 8-K


                                 CURRENT REPORT
                        Pursuant To Section 13 Or 15(d)
                     Of The Securities Exchange Act Of 1934


Date of Report June 5, 1996


                            ROPER INDUSTRIES, INC.
    ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                0-19818              51-0263969
    -----------------------------------------------------------------------
(State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation or organization)     File Number)       Identification No.)



           160 Ben Burton Road,       Bogart, Georgia          30622
    -----------------------------------------------------------------------
                   (Address of principal executive offices)



                                 (706)369-7170
- -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   Following the execution of an Asset Purchase Agreement on May 22, 1996, Roper Industries, Inc. (the "Company") completed on that date the acquisition of the operating assets (excluding real estate) of Fluid Metering, Inc. ("FMI"), a New York corporation whose principal offices are located in Oyster Bay, New York, and which is engaged in the business of manufacturing and selling domestically and in international markets low-flow, precision dispense pumps. The purchase price of approximately $30,224,000 was determined as a result of arms-length negotiations between the Company and FMI, and consisted of (i) $23,000,000 paid in cash at closing, (ii) the delivery on May 29, 1996 of 124,026 restricted shares of the Company common stock at an agreed value of $45.96 per share,
(iii)$1,124,000 cash to be paid to FMI June 21, 1996 to fund the redemption of its outstanding debentures and (iv) $400,000 in cash to be paid in equal installments on each of May 22, 1997 and 1998. Approximately $3,000,000 of the Company's common shares at the agreed value paid as part of the purchase price was placed in escrow by FMI pursuant to an escrow agreement entered into for the purpose of securing certain of FMI's indemnification obligations contained in the Asset Purchase Agreement. The cash portion of the purchase price was financed under an amended and restated credit agreement dated May 8, 1996 by and between the Company and NationsBank, N.A.(South), as initial lender and agent.

   There were no material relationships between FMI and the Company or any of the Company's affiliates, directors, officers, or associates of any such director or officer.

   The Company has transferred the FMI operating assets to its wholly owned Delaware subsidiary, Fluid Metering, Inc., which it intends will continue in the business of manufacturing and selling low-flow, precision dispense fluid handling products.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Financial statements of FMI required to be reported because of its acquisition by the Company are not presently available and will be provided subsequently in an amendment to this Report on Form 8-K on or before August 4, 1996.

(B)  PRO FORMA CONDENSED FINANCIAL INFORMATION

     Pro forma financial information required to be reported because of FMI's acquisition by the Company are not presently available and will be provided subsequently in an amendment to this Report on Form 8-K on or before August 4, 1996.

(C)  EXHIBITS:

     2. Asset Purchase Agreement dated May 22, 1996, by and among Roper Industries, Inc. and Fluid Metering, Inc. and its stockholders.

     3.1  Amended and Restated Certificate of Incorporation.

     3.2  Amended and Restated By-laws.

     4 Second Amended and Restated Credit Agreement dated May 8, 1996, by and between Roper Industries, Inc. and NationsBank, N.A.(South)as initial lender and as agent.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting person has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ROPER INDUSTRIES, INC.
                                  ----------------------
                                       (Registrant)



Date   June 5,1996            By   /s/ A. Donald O'Steen
     --------------              --------------------------
                                 A. Donald O'Steen
                                 Vice President and
                                 Chief Financial Officer

                                 EXHIBIT INDEX

Number       Exhibit *
- ------       ---------

2. Asset Purchase Agreement dated May 22, 1996, by and among Roper Industries, Inc. and Fluid Metering, Inc. and its stockholders.

3.1   Amended and Restated Certificate of Incorporation.

3.2   Amended and Restated By-laws.

4 Second Amended and Restated Credit Agreement (and material annexes and exhibits thereto) dated May 8, 1996 by and between Roper Industries, Inc. and NationsBank, N.A.(South)as initial lender and as agent



 _______________________________________________________________________


* The following schedules or similar attachments to the above Exhibits have been omitted and will be furnished supplementary to the Commission upon request.

                              ASSET PURCHASE AGREEMENT

Exhibit A-1       -   Bill of Sale, Assignment and Assumption Agreement
Exhibit A-2       -   Assignment of Full Title to Patents and Applications
Exhibit A-3       -   Assignment of Full Title to Patents and Applications
Exhibit A-4       -   Assignment of Partial Title to Patents and Applications
Exhibit A-5       -   Assignment of Patent Licenses
Exhibit A-6       -   Assignment of Trademark Registrations
Exhibit A-7       -   Assignment and Transfer of Lease
Exhibit B         -   FMI Financial Statements
Exhibit C         -   Buyer Financial Statements
Exhibit D         -   Escrow Agreement
Exhibit E-1       -   FMI Stockholder Employment Agreement
Exhibit E-2       -   FMI Stockholder Employment Agreement
Exhibit F         -   Lease Agreement Between FMI and Buyer


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit E          -    Agreement Regarding Security Documents Form
Exhibit F-1        -    Form of Opinion of Iowa Subsidiaries' Outside Counsel
Exhibit F-2        -    Form of Opinion of Borrower's and Guarantors' Primary
                        Outside Counsel
Exhibit G-1        -    Form of Certificate of Borrower
Exhibit G-2        -    Form of Certificate of Corporate Guarantor
Exhibit G-3        -    Form of Certificate of Partner Guarantor
Exhibit H-1        -    Compliance Certificate Form
Exhibit H-2        -    Permitted Acquisition Certificate Form
Exhibit I          -    Assignment and Acceptance Form

Schedule 9.01      -    Subsidiaries
Schedule 9.03      -    Actions Pending
Schedule 9.06      -    Taxes
Schedule 9.08      -    ERISA Plans
Schedule 9.12      -    Intellectual Property Rights
Schedule 9.13      -    Environmental Matters
Schedule 11.01     -    Permitted Indebtedness
Schedule 11.02     -    Permitted Liens
Schedule 11.03     -    Permitted Guaranties
